                                                           EXECUTION COUNTERPART

                                  AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of June 24, 1999 (this AMENDMENT NO.1) between: FOREST OIL CORPORATION, a corporation duly organized and validly existing under the laws of the State of New York (the "COMPANY"); CANADIAN FOREST OIL LTD., a corporation duly organized and validly existing under the laws of the Province of Alberta, Canada ("CANADIAN FOREST OIL"); each of the SUBSIDIARY BORROWERS identified under the heading "SUBSIDIARY BORROWERS" on the signature pages hereto and each Subsidiary of Canadian Forest Oil that becomes a Canadian Borrower pursuant to Section 9.16 of the Credit Agreement (as defined below) (individually, a "SUBSIDIARY BORROWER" and collectively, the "SUBSIDIARY BORROWERS", and together with Canadian Forest Oil, the "CANADIAN BORROWERS"); each of the Subsidiaries of the Company that becomes a guarantor pursuant to
Section 9.16 of the Credit Agreement (individually, a "SUBSIDIARY GUARANTOR" and, collectively, the "SUBSIDIARY GUARANTORS"); each of the lenders that is a signatory hereto identified under the caption "U.S. BANKS" on the signature pages hereto (including, without limitation, the New Banks referred to below) or which, pursuant to Section 12.06(b) of the Credit Agreement, shall become a "U.S. Bank" thereunder (individually, a "U.S. BANK" and, collectively, the "U.S. BANKS"); each of the lenders that is a signatory hereto identified under the caption "CANADIAN BANKS" on the signature pages hereto or which, pursuant to
Section 12.06(b) of the Credit Agreement, shall become a "Canadian Bank" under the Credit Agreement (individually, a "CANADIAN BANK" and, collectively, the "CANADIAN BANKS", and together with the U.S. Banks, the "BANKS" and individually, a "BANK"); THE CHASE MANHATTAN BANK, as global administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "GLOBAL ADMINISTRATIVE AGENT") and as lead arranger and sole book manager (in such capacity, together with its successors in such capacity, the "ARRANGER"); SALOMON BROTHERS HOLDING COMPANY INC, as syndication agent for the Banks (in such capacity, together with its successors in such capacity, the "SYNDICATION AGENT"); CHRISTIANIA BANK OG KREDITKASSE and SOCIETE GENERALE, SOUTHWEST AGENCY, as co-agents for the U.S. Banks (each in such capacity, together with their respective successors in such capacity, a "CO-AGENT" and together with the Global Administrative Agent, the "U.S. CO-AGENTS"); THE CHASE MANHATTAN BANK OF CANADA, as administrative agent for the Canadian Banks (in such capacity, together with its successors in such capacity, the "CANADIAN AGENT"); and BANK OF MONTREAL, as documentation agent for the Banks (in such capacity, together with its successors in such capacity, the "DOCUMENTATION AGENT") and as co-agent for the Canadian Banks (in such capacity, together with its successors in such capacity, the "CANADIAN CO-AGENT" and together with the Canadian Agent, the "CANADIAN CO-AGENTS" and together with the U.S. Co-Agents, the Documentation Agent and the Syndication Agent, the "AGENTS" and individually, an "AGENT").


WHEREAS

(A) The Company, Canadian Forest Oil, the Subsidiary Borrowers, the Subsidiary Guarantors, the Banks (other than the New Banks), the U.S. Co-Agents and the Canadian Agent are parties to a Fourth Amended and Restated Credit Agreement dated as of March 4, 1999 (as in effect on the date hereof, the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Banks to the Company and the Canadian Borrowers in an aggregate principal or face amount not exceeding $300,000,000.


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(B)  Each of Salomon Brothers Holding Company Inc and General Electric Capital
Corporation (each, a "NEW BANK" and collectively, the "NEW BANKS") wishes to become a party to the Credit Agreement, as amended hereby, as a "U.S. Bank" thereunder.

(C) Certain of the Banks wish to increase or reduce their Commitments in accordance with Annex I attached hereto.

(D) Certain of the Banks wish to terminate their Commitments and are executing this Amendment No. 1 solely for purposes of obtaining the acknowledgement of the Company and the Canadian Borrowers of such termination and to evidence such termination.

(E) The Company and Canadian Forest Oil wish to obtain a waiver of Section 9.05 of the Credit Agreement from the Banks to the extent necessary with respect to the reconveyance by the Company of all of its Hydrocarbon Properties in Canada to Canadian Forest Oil pursuant to one or more petroleum, natural gas and general rights conveyances by the Company in favor of Canadian Forest Oil.

(F) The Combined Supermajority Banks and the Company have requested the Global Administrative Agent to redetermine the Borrowing Base in accordance with
Section 1.03(d) of the Credit Agreement.

(G) The Company contributed all of the capital stock of Saxon Petroleum Inc. (SAXON) to Canadian Forest Oil, making it a wholly-owned direct Subsidiary of Canadian Forest Oil; Saxon had been previously designated as an Unrestricted Subsidiary, but has been redesignated as a Restricted Subsidiary and has amalgamated with Canadian Forest Oil, with Canadian Forest Oil being the continuing corporation.

(H) The Company, Canadian Forest Oil, the Subsidiary Borrowers, the Subsidiary Guarantors, the Banks and the Agents wish to amend the Credit Agreement in certain other respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No.1, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. AMENDMENTS. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Credit Agreement shall be amended as follows effective immediately on the date hereof upon the execution and delivery of this Amendment No.1 by the parties hereto:

          A. References in the Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") and the "Notes" shall be deemed to be references to the Credit Agreement, as amended hereby and as the same may from time to time be further amended or supplemented, and to the Notes (including the New Notes under and as defined in Section 5(B)(1) hereof), respectively.

          B. The New Banks shall each be deemed to be a "U.S. Bank" (and hence, for the avoidance of doubt, a "Bank") under and for all purposes of the Credit Agreement, as amended hereby, and each reference therein to "U.S. Bank" or "Bank" shall be deemed to include each of the New Banks.

          C. Each reference in the Credit Agreement to "U.S. Agent" is amended to read "Global Administrative Agent".


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          D.   Each of the lenders that is a signatory hereto identified under the caption "U.S. BANKS" on the signature pages hereto shall be deemed to be, as of the date hereof, a "U.S. Bank" under and for all purposes of the Credit Agreement, as amended hereby, and each lender which is identified under the caption "EXITING U.S. BANKS" on the signature pages hereto shall, as of the date hereof, cease to be a U.S. Bank (an "EXITING U.S. BANK") under and for all purposes of the Credit Agreement, as amended hereby upon the payment in full by the Company of all U.S. Loans, U.S. Letter of Credit Liabilities and all other fees, expenses and indemnities owing by the Company to such Banks and each such Exiting U.S. Bank shall have its Commitment reduced to zero and cease to have any liabilities or obligations hereunder or under the Credit Agreement.

          E. Each of the lenders that is a signatory hereto identified under the caption "CANADIAN BANKS" on the signature pages hereto shall be deemed to be, as of the date hereof, a "Canadian Bank" under and for all purposes of the Credit Agreement, as amended hereby, and the lender which is identified under the caption "EXITING CANADIAN BANK" on the signature pages hereto shall, as of the date hereof, cease to be a Canadian Bank (an "EXITING CANADIAN BANK") under and for all purposes of the Credit Agreement, as amended hereby upon the payment in full by the Canadian Borrowers of all Canadian Obligations and all other fees, expenses and indemnities owing by the Canadian Borrowers to such Exiting Canadian Bank and such Bank shall have its Commitment reduced to zero and cease to have any liabilities or obligations under the Credit Agreement.

          F. The first paragraph of the recitals to the Credit Agreement setting out the parties thereto is deleted in its entirety and the following paragraph shall be substituted therefor:

     "FOREST OIL CORPORATION, a corporation duly organized and validly existing under the laws of the State of New York (the "COMPANY"); CANADIAN FOREST OIL LTD., a corporation duly organized and validly existing under the laws of the Province of Alberta, Canada ("CANADIAN FOREST OIL"); each of the SUBSIDIARY BORROWERS identified under the heading "SUBSIDIARY BORROWERS" on the signature pages hereto and each Subsidiary of Canadian Forest Oil that becomes a Canadian Borrower pursuant to Section 9.16 hereof (individually, a "SUBSIDIARY BORROWER" and collectively, the "SUBSIDIARY BORROWERS", and together with Canadian Forest Oil, the "CANADIAN BORROWERS" and individually, a "CANADIAN BORROWER" and together with the Company, the "BORROWERS" and individually, a "BORROWER"); each of the Subsidiaries of the Company that becomes a guarantor pursuant to Section 9.16 hereof (individually, a "SUBSIDIARY GUARANTOR" and, collectively, the "SUBSIDIARY GUARANTORS" and, together with the Company and the Canadian Borrowers, the "OBLIGORS" and individually, an "OBLIGOR"); each of the lenders that is a signatory hereto identified under the caption "U.S. BANKS" on the signature pages hereto or which, pursuant to Section 12.06(b) hereof, shall become a "U.S. Bank" hereunder (individually, a "U.S. BANK" and, collectively, the "U.S. BANKS"); each of the lenders that is a signatory hereto identified under the caption "CANADIAN BANKS" on the signature pages hereto or which, pursuant to Section 12.06(b) hereof, shall become a "Canadian Bank" hereunder (individually, a "CANADIAN BANK" and, collectively, the "CANADIAN BANKS", and together with the U.S. Banks, the "BANKS" and individually, a "BANK"); THE CHASE MANHATTAN BANK, as global administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "GLOBAL ADMINISTRATIVE AGENT") and as lead arranger and sole book manager (in such capacity,


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     together with its successors in such capacity, the "ARRANGER"); SALOMON
     BROTHERS HOLDING COMPANY INC, as syndication agent for the Banks (in such capacity, together with its successors in such capacity, the "SYNDICATION AGENT"); CHRISTIANIA BANK OG KREDITKASSE and SOCIETE GENERALE, SOUTHWEST AGENCY, as co-agents for the U.S. Banks (each in such capacity, together with the respective successors in such capacity, a "CO-AGENT" and together with the Global Administrative Agent, the "U.S. CO-AGENTS"); THE CHASE MANHATTAN BANK OF CANADA, as administrative agent for the Canadian Banks (in such capacity, together with its successors in such capacity, the "CANADIAN AGENT"); and BANK OF MONTREAL, as documentation agent for the Banks (in such capacity, together with its successors in such capacity, the "DOCUMENTATION AGENT") and as co-agent for the Canadian Banks (in such capacity, together with its successors in such capacity, the "CANADIAN CO-AGENT" and together with the Canadian Agent, the "CANADIAN CO-AGENTS" and together with the U.S. Co-Agents, the Documentation Agent and the Syndication Agent, the "AGENTS" and individually, an "AGENT")."

          G. Section 1.01 of the Credit Agreement is amended by adding the following defined term:

     ""FACILITY AGENTS" has the meaning specified in Section 11.05 hereof."

          H. The reference in Section 2.01(a)(i) of the Credit Agreement to "U.S.$275,000,000" is amended to read "U.S.$250,000,000."

          I. The reference in Section 2.01(b)(i) of the Credit Agreement to "U.S.$25,000,000" is amended to read "U.S.$50,000,000."

          J. Each reference in Section 2.11 of the Credit Agreement to "U.S.$25,000,000" is amended to read "U.S.$50,000,000" and each reference in such Section to "U.S.$225,000,000" is amended to read "U.S.$200,000,000".

          K. Section 2.11(b) of the Credit Agreement is amended by adding the following after the phrase "by an amount in proportion to its Commitment Percentage" in the 15th line thereof:

     "; PROVIDED that notwithstanding any provision of this Agreement to the contrary, no such increase or decrease shall become effective until the Company or the Canadian Borrowers, as applicable, have reduced the U.S. Loans and U.S. Letter of Credit Liabilities or the Canadian Obligations, as the case may be, to an amount not in excess of the revised Allocated U.S. Borrowing Base or Canadian Borrowing Base, as applicable."

          L. Section 8.16 of the Credit Agreement is amended by inserting the word "Restricted" in front of the word "Subsidiary" in the first line thereof.

          M. Section 11.04 of the Credit Agreement is deleted in its entirety and the following shall be substituted therefor:

     "11.04 RIGHTS AS A BANK. With respect to its Commitment, the Loans made by it, its Letters of Credit Interest and the Bankers' Acceptances held by it, each of Chase (and any successor acting as Global Administrative Agent or Arranger), Christiania Bank OG


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     Kreditkasse and Societe Generale, Southwest Agency, as U.S. Co-Agents (and
     any successor acting as a U.S. Co-Agent), Chase Canada and Bank of Montreal (and any successor acting as a Canadian Co-Agent or as successor to Bank of Montreal as Documentation Agent), and Salomon Brothers Holding Company Inc (and any successor acting as Syndication Agent), in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as such Agent, and the term "U.S. Bank", "U.S. Banks", "Canadian Bank", "Canadian Banks", "Relevant Bank", "Relevant Banks", "Bank" or "Banks" shall, unless the context otherwise indicates, include each Agent, as applicable, in its individual capacity. Each of Chase (and any successor acting as Global Administrative Agent or Arranger), Christiania Bank OG Kreditkasse and Societe Generale, Southwest Agency, as U.S. Co-Agents (and any successor acting as a U.S. Co-Agent), Chase Canada and Bank of Montreal (and any successor acting as a Canadian Co-Agent or as successor to Bank of Montreal as Documentation Agent), Salomon Brothers Holding Company Inc (and any successor acting as Syndication Agent) and their respective affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with the Obligors (and any of their Subsidiaries or Affiliates) as if it were not acting as such Agent, and Chase, Christiania Bank OG Kreditkasse, Societe Generale, Southwest Agency, Chase Canada, Bank of Montreal, Salomon Brothers Holding Company Inc and their respective affiliates may accept fees and other consideration from the Obligors for services in connection with this Agreement or otherwise without having to account for the same to the Banks."

          N. Section 11.05 of the Credit Agreement is deleted in its entirety and the following shall be substituted therefor:

     "11.05 INDEMNIFICATION. The U.S. Banks agree to indemnify the U.S. Co-Agents, the Canadian Banks agree to indemnify the Canadian Co-Agents and each of the Banks agrees to indemnify the Syndication Agent and the Documentation Agent (the "FACILITY AGENTS") (in each case, to the extent not reimbursed under Sections 12.03 and 12.07 hereof, but without limiting the obligations of the Borrowers under said Sections 12.03 and 12.07, and including in any event any payments under any indemnity that either U.S. Co-Agent is required to issue to any bank referred to in Section 4.02 of the Security Agreement to which remittances in respect of Accounts, as defined therein, are to be made), in the case of the U.S. Co-Agents, ratably in accordance with the aggregate Principal Amount of the U.S. Loans and U.S. Reimbursement Obligations held by the U.S. Banks (or, if no U.S. Loans or U.S. Reimbursement Obligations are at the time outstanding, ratably in accordance with their respective U.S. Commitments or, if no U.S. Loans, U.S. Reimbursement Obligations or U.S. Commitments are at the time outstanding or in effect, ratably in accordance with their respective U.S. Commitments as most recently in effect), (collectively, for the purposes of this section the "U.S. OBLIGATIONS"), in the case of the Canadian Agent, ratably in accordance with the Equivalent Amount in U.S. Dollars of the aggregate Principal Amount of the Canadian Loans and Canadian Reimbursement Obligations and Bankers' Acceptances held by the Canadian Banks (or, if no Canadian Loans, Canadian Reimbursement Obligations or Bankers' Acceptances are at the time outstanding, ratably in accordance with their respective Canadian Commitments or, if no Canadian Loans, Canadian Reimbursement Obligations, Bankers' Acceptances or Canadian Commitments are at the time outstanding or in effect, ratably in accordance with their respective Canadian Commitments as most recently in effect), (collectively for the purposes of this Section,


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     the "CANADIAN OBLIGATIONS") and, in the case of the Facility Agents, ratably in accordance with the Equivalent Amount in U.S. Dollars of the aggregate of the U.S. Obligations and Canadian Obligations held by each Bank for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against such Agent (including by any Bank) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Basic Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that the Borrowers are obligated to pay under Sections 12.03 and 12.07 hereof, and including also any payments under any indemnity that the U.S. Co-Agents, or either of them is required to issue to any bank referred to in Section 4.02 of the Security Agreement to which remittances in respect of Accounts, as defined therein, are to be made, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, PROVIDED that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified."

     O. Section 11.08 of the Credit Agreement is deleted in its entirety and the following shall be substituted therefor:

          "11.08 RESIGNATION OR REMOVAL OF AGENT. Subject to the appointment and acceptance of a successor Agent as provided below, any Agent may resign at any time by giving notice thereof to the U.S. Banks, the other U.S. Co-Agents and the Company, in the case of a U.S. Co-Agent, to the Canadian Banks, the other Canadian Co-Agent and the Canadian Borrowers, in the case of a Canadian Co-Agent, and, in the case of the Facility Agents, to each Bank, each other Agent, the Company and the Canadian Borrowers and any Agent may be removed at any time with or without cause by the Majority U.S. Banks, in the case of a U.S. Co-Agent, the Majority Canadian Banks, in the case of a Canadian Co-Agent and the Combined Majority Banks in the case of a Facility Agent. Upon any such resignation or removal, the Majority U.S. Banks shall have the right to appoint a successor U.S. Co-Agent, the Majority Canadian Banks shall have the right to appoint a successor Canadian Co-Agent and the Combined Majority Banks shall have the right to appoint a successor Facility Agent. If no successor Agent shall have been so appointed by the Majority U.S. Banks, the Majority Canadian Banks or the Combined Majority Banks, as the case may be, and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority U.S. Banks', Majority Canadian Banks' or the Combined Majority Banks (as the case may be) removal of the retiring Agent, then the retiring Agent may, on behalf of the U.S. Banks, in the case of retiring U.S. Co-Agent, the Canadian Banks, in the case of a retiring Canadian Co-Agent, or the Banks, in the case of a retiring Facility Agent, appoint (i) in the case of the U.S. Co-Agent, a successor U.S. Co-Agent, that shall be a bank which has an office in New York, New York with a combined capital and surplus of at least U.S.$1,000,000,000, (ii) in the case of the Canadian Co-Agent, a successor Canadian Co-Agent, that shall be a bank that has an office in Toronto or Calgary, Canada with a combined capital and surplus of at least C$75,000,000, provided that no such successor shall be required if there remains at least one U.S. Co-Agent or Canadian Co-Agent or (iii) in the case of a Facility Agent, a successor to such Facility Agent that shall be a bank that has an office in New York, New York, Toronto, Canada


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     or Calgary, Canada that has a combined capital and surplus of at least
     U.S.$1,000,000,000. Until the acceptance of any appointment as U.S. Co-Agent, Canadian Co-Agent, or Facility Agent, as the case may be, hereunder by a successor U.S. Co-Agent, Canadian Co-Agent or Facility Agent, as the case may be, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring U.S. Co-Agent, Canadian Co-Agent, or Facility Agent, as the case may be, and such retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as U.S. Co-Agent, Canadian Co-Agent, or Facility Agent, as the case may be, the provisions of this Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as such Agent."

          P. Section 11.11 of the Credit Agreement is deleted in its entirety and the following shall be substituted therefor:

     "11.11 CO-AGENTS. If at any time the Canadian Banks shall appoint more than one agent under this Agreement or the other Loan Documents, all references to "Canadian Agent" in this Section 11 shall be deemed to be a reference to the "Canadian Co-Agents"."

          Q. Annex I to the Credit Agreement shall be deleted in its entirety and replaced with Annex I hereto.

          R. Schedule III to the Credit Agreement is deleted in its entirety and Schedule III to this Amendment No. 1 is hereby inserted in lieu thereof. The Agents and the Banks hereby consent to the contribution by the Company of all of the stock of Saxon to Canadian Forest Oil, the redesignation of Saxon as a Restricted Subsidiary and the amalgamation of Saxon with Canadian Forest Oil.

Section 3. COMMITMENT FEE. Notwithstanding that the amendment of the Commitments contemplated by Section 2(Q) hereof shall not become effective until the satisfaction of the conditions precedent specified in Section 5 hereof, for purposes of calculating the amount of commitment fee payable under Section 2.05 of the Credit Agreement, the Commitments of the New Banks shall be deemed to have become effective immediately upon the execution of this Amendment No. 1 by each of the Banks (including the New Banks).

Section 4. REPRESENTATIONS AND WARRANTIES. Each of the Obligors represents and warrants to the Banks and the Agents that (unless specifically limited to an earlier date) the representations and warranties set forth in Section 8 of the Credit Agreement are true and complete on and as of the date hereof with the same force and effect as if made on and as of such date, and as if each reference in said Section 8 to "this Agreement" and "the Notes" included reference to this Amendment No.1 and to the New Notes.

Section 5. CONDITIONS PRECEDENT. As provided in Section 2, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

          A. EXECUTION BY ALL PARTIES. This Amendment No.1 shall have been executed and delivered by each of the parties hereto.


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

          B. DOCUMENTS. The Agents shall have received the following documents, each of which shall be satisfactory to the Agents in form and substance:

               (1) NOTES. (i) The Company shall have delivered to the Global Administrative Agent for each U.S. Bank whose U.S. Commitment is increased or reduced pursuant to Section 2(Q) hereof (other than the Exiting U.S. Banks), in exchange for the Note heretofore delivered to such Bank pursuant to Section 2.08(a) of the Credit Agreement, a new promissory note substantially in the form of Exhibit A-1 to the Credit Agreement, dated the date of the Note being exchanged, payable to such U.S. Bank in a Principal Amount equal to the amount of its U.S. Commitment (as altered hereby) and otherwise duly completed and shall have delivered to the Global Administrative Agent for each New Bank a promissory note substantially in the form of Exhibit A-1 to the Credit Agreement, dated the date of the Notes delivered pursuant to
          Section 2.08(a) of the Credit Agreement, payable to the order of each such New Bank in a Principal Amount equal to the amount of such Bank's U.S. Commitment (as specified in Annex I hereto) and otherwise duly completed; and (ii) each of the Canadian Borrowers shall have delivered to the Canadian Agent for each Canadian Bank whose Canadian Commitment is altered pursuant to Section 2(Q) hereof (other than the Exiting Canadian Bank), in exchange for the Note heretofore delivered to such Canadian Bank pursuant to Section 2.08(b) of the Credit Agreement, a new promissory note substantially in the form of Exhibit A-2 to the Credit Agreement, dated the date of the Note being exchanged, payable to such Canadian Bank in a Principal Amount equal to the amount of its Canadian Commitment (as altered hereby) and otherwise duly completed.

               Each of the promissory notes (a "NEW NOTE") delivered to the Banks (including, without limitation, each New Bank) pursuant to clauses (i) and (ii) above shall constitute a "Note" under the Credit Agreement, as amended hereby.

               (2) LOANS. (i) The Obligors shall have borrowed from, received from or issued to the Banks, respectively, Loans, Letters of Credit or Bankers' Acceptances (as the case may be), (ii) each of the Banks shall have made to, issued to or received from the Obligors, respectively, Loans, Letters of Credit or Bankers' Acceptances (as the case may be), and (iii) the Obligors (notwithstanding the provisions of Section 4.02 of the Credit Agreement requiring that prepayments be made ratably in accordance with the Principal Amounts of the Loans held by the Banks) shall have prepaid all U.S. Loans, U.S. Letter of Credit Liabilities and the Canadian Obligations made by the U.S. Exiting Banks and Canadian Exiting Bank; IN EACH CASE in such amounts as shall be necessary, together with accrued interest and any other amounts payable under the Credit Agreement, so that, after giving effect to such payments, issuances and prepayments, the U.S. Loans, U.S. Letter of Credit Liabilities and the Canadian Obligations shall be held by the Banks pro rata in accordance with the respective amounts of their Commitments (as set out in Annex I hereto).

               (3) OBLIGOR CORPORATE DOCUMENTS. (i) A certificate of the Secretary or Assistant Secretary of each Obligor other than Canadian Forest Oil (A) that since March 4, 1999, there have been no changes to the charter and by-laws (or equivalent documents) of such Obligor and (B) as to all corporate authority for such Obligor (including, without limitation, board of director resolutions and evidence of the incumbency of officers) with respect to the execution, delivery and performance of this Amendment No.1 and the Credit Agreement as amended hereby and the extensions of credit under the Credit Agreement as amended hereby, the New Notes and each other document to be delivered by such Obligor from time to time in connection with the Credit Agreement as amended hereby (and each Bank and Agent may conclusively rely on such certificate until it receives notice in writing from the relevant Obligor to the contrary) and (ii) a certificate of the Secretary or Assistant Secretary of Canadian Forest Oil certifying as to its Certificate and Articles of Amalgamation and by-laws (or equivalent documents) and as to the matters in clause (i)(B) above.

               (4) OPINIONS OF COUNSEL TO THE OBLIGORS. (i) An opinion, dated the date hereof, of Vinson & Elkins L.L.P., counsel to each of the U.S. Obligors, substantially in the form of Exhibit C-1 hereto and covering such other matters as any Agent or any Bank may reasonably request (and the Company hereby instructs such counsel to deliver such opinion to the Banks and the Agents), (ii) an opinion, dated the date hereof, of Macleod Dixon, Canadian counsel of each of the Canadian Borrowers, substantially in the form of Exhibit C-2 hereto and covering such other matters as any Agent or any Bank may reasonably request (and each Canadian Borrower hereby instructs such counsel to deliver such opinion to the Banks and the Agents) and (iii) an opinion, dated the date hereof, of the General Counsel of the Company, substantially in the form of Exhibit C-3 hereto and covering such other matters as any Agent or any Bank may reasonably request (and the Company hereby instructs such General Counsel to deliver such opinion to the Banks and the Agents).

               (5) ALBERTA CERTIFICATE. A certificate from the Registrar of Corporations of Alberta evidencing the amalgamation of Saxon Petroleum Inc. and Canadian Forest Oil Ltd. as Canadian Forest Oil pursuant to
          Section 178 of the Business Corporations Act (Alberta).

               (6) OTHER DOCUMENTS. Such other documents as (i) any Agent or Bank, (ii) Freshfields LLP, special New York counsel to Chase or
          (iii) Burnet, Duckworth & Palmer, special Canadian counsel to Chase Canada, may reasonably request.

          C. TERMINATION OF SAXON FACILITY. Evidence that (i) the $40,000,000 Demand, Revolving Credit Facility (the "Saxon Facility") entered into between Saxon and Bank of Montreal pursuant to the Letter Agreement dated October 28, 1997 has been duly terminated as of the date hereof in form and substance satisfactory to each Bank and Burnet, Duckworth & Palmer, special Canadian counsel to Chase Canada and (ii) all Liens created pursuant to the Saxon Facility have been terminated.

Section 6. DEEMED NOTICE TO COMPANY AND CANADIAN FOREST OIL. The Company and Canadian Forest Oil hereby acknowledge that the execution and delivery of this Amendment No.1 shall constitute notice in accordance with Section 1.03(d) of the Credit Agreement that the Borrowing Base has been redetermined by the Combined Supermajority Banks to be U.S.$250,000,000 and has been reallocated in accordance with Section 2(J) above and that such redetermined Borrowing Base shall become effective immediately upon the effectiveness of this Amendment No.1.

Section 7. FEES; EXPENSES; BREAKAGE COSTS. (a) The U.S. Obligors agree to pay all reasonable out-of-pocket costs and expenses of the Agents (including, without limitation, the reasonable fees and expenses of (i) Freshfields LLP, special New York counsel to Chase and (ii) Burnet, Duckworth & Palmer, special Canadian counsel to Chase Canada) in connection with the negotiation, preparation, execution and delivery of this Amendment No.1.

(b) The Company and the Canadian Borrowers agree jointly and severally to pay all amounts required pursuant to Section 5.05 of the Credit Agreement as shall be sufficient to compensate each Bank for any loss, cost or expense (including, without limitation, cost of breakage and redeployment of funds) that such Bank determines is attributable to (i) any payment, mandatory or optional prepayment or Conversion made by an Obligor in respect of a Eurodollar Loan, BA Loan or a Bankers' Acceptance, as the case may be, or (ii) any failure by the Company to borrow a Eurodollar Loan from such Bank or by any Canadian Borrower to accept an extension of credit under the Credit Agreement, in each case due to the contemplated increases and decreases of U.S. Loans, U.S. Letter of Credit Liabilities and Canadian Obligations, as applicable among the Banks, provided for herein as if all such contemplated increases and decreases of U.S. Loans, U.S. Letter of Credit Liabilities and Canadian Obligations became effective on June 24, 1999.

Section 8. WAIVER OF SECTION 9.05 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent specified in Section 5 above, but with effect on and after the date hereof, each of the Banks and Agents hereby waives compliance by the Company and Canadian Forest with the terms of Section 9.05 of the Credit Agreement but only to the extent necessary to permit the Company to convey all of its Hydrocarbon Properties in Canada to Canadian Forest Oil pursuant to one or more petroleum, natural gas and general rights conveyances by the Company in favor of Canadian Forest Oil and each U.S. Bank authorizes the Global Administrative Agent and the Canadian Agent to execute such documents and agreements as are required to release the Property from any Lien granted by the Company and subject such Property to the Lien of Canadian Security Documents.

Section 9. ACKNOWLEDGEMENT OF OBLIGORS. Each Obligor hereby (a) consents to the amalgamation of Saxon and Canadian Forest Oil, (b) agrees that each reference to the Credit Agreement and words of similar import in each Loan Document to which such Obligor is party shall be a reference to the Credit Agreement as amended by this Amendment No. 1, and (c) confirms that its obligations (including, without limitation, with respect to the indebtedness, obligations and liabilities of Canadian Forest Oil under the Loan Documents to which Canadian Forest Oil was a party immediately prior to its amalgamation with Saxon) under each Loan Document to which it is party remain in full force and effect after giving effect both to the amalgamation of Saxon and Canadian Forest Oil and the amendment of the Credit Agreement by this Amendment No. 1.

Section 10. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No.1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No.1 by signing any such counterpart. This Amendment No.1 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.1 to be duly executed and delivered as of the day and year first above written.



                                             FOREST OIL CORPORATION

                                             By
                                               --------------------
                                               Title:

                                             CANADIAN FOREST OIL LTD.

                                             By
                                               ----------------------
                                               Title:

                                             SUBSIDIARY BORROWERS

                                             PRODUCERS MARKETING LTD.

                                             By
                                               ----------------------
                                               Title:

                              CONFIRMED AND AGREED IN ITS CAPACITY AS OBLIGOR AS PROVIDED IN SECTION 9 HEREOF:

                              3189503 CANADA LTD.


                              By
                                ----------------------------
                                Title:

                              U.S. BANKS

                              THE CHASE MANHATTAN BANK


                              By
                                ----------------------------
                                Title:

                              SALOMON BROTHERS HOLDING COMPANY INC


                              By
                                ----------------------------
                                Title:

                              CHRISTIANIA BANK OG
                              KREDITKASSE


                              By
                                ----------------------------
                                Title:

                              SOCIETE GENERALE,
                               SOUTHWEST AGENCY


                              By
                                ----------------------------
                                Title:

                              TORONTO DOMINION (TEXAS), INC.


                              By
                                ----------------------------
                                Title:

                              HIBERNIA NATIONAL BANK


                              By
                                ----------------------------
                                Title:

                              PARIBAS


                              By
                                ----------------------------
                                Title:


                              By
                                ----------------------------
                                Title:

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION


                              By
                                ----------------------------
                                Title:

                              CREDIT LYONNAIS NEW YORK
                              BRANCH


                              By
                                ----------------------------
                                Title:

                                   ROYAL BANK OF CANADA


                                   By
                                     ----------------------------
                                     Title:

                                   EXITING U.S. BANKS

                                   DEN NORSKE BANK ASA


                                   By
                                     ----------------------------
                                     Title:


                                   By
                                     ----------------------------
                                     Title:

                                   BANK OF MONTREAL


                                   By
                                     ----------------------------
                                     Title:

                                   CANADIAN BANKS

                                   THE CHASE MANHATTAN BANK OF
                                   CANADA



                                   By
                                     ----------------------------
                                     Title:



                                   By
                                     ----------------------------
                                     Title:

                                   BANK OF MONTREAL


                                   By
                                     ----------------------------
                                     Title:

                                   ROYAL BANK OF CANADA


                                   By
                                     ----------------------------
                                     Title:

                                   EXITING CANADIAN BANK

                                   CREDIT LYONNAIS CANADA


                                   By
                                     ----------------------------
                                     Title:



                                   By
                                     ----------------------------
                                     Title:

                                   THE CHASE MANHATTAN BANK,
                                     as Global Administrative Agent and Arranger


                                   By
                                     ----------------------------
                                     Title:

                                   SALOMON BROTHERS HOLDING
                                   COMPANY INC
                                     as Syndication Agent


                                   By
                                     ----------------------------
                                     Title:

                                   BANK OF MONTREAL,
                                     as Canadian Co-Agent and
                                     Documentation Agent


                                   By
                                     ----------------------------
                                     Title:

                                   CHRISTIANIA BANK OG
                                   KREDITKASSE,
                                     as U.S. Co-Agent



                                   By
                                     ----------------------------
                                     Title:

                                   SOCIETE GENERALE,
                                    SOUTHWEST AGENCY,
                                     as U.S. Co-Agent



                                   By
                                     ----------------------------
                                     Title:

                                   THE CHASE MANHATTAN BANK
                                   OF CANADA,
                                     as Canadian Agent


                                   By
                                     ----------------------------
                                     Title:


                                   By
                                     ----------------------------
                                     Title:

                                     ANNEX I

                              Banks and Commitments

U.S. Banks                                        U.S. Commitments
----------                                        ----------------
The Chase Manhattan Bank                          U.S.$40,000,000
Salomon Brothers Holding Company Inc              U.S.$40,000,000
Christiania Bank OG Kreditkasse                   U.S.$35,000,000
Societe Generale, Southwest Agency                U.S.$35,000,000
Toronto Dominion (Texas), Inc.                    U.S.$25,000,000
Hibernia National Bank                            U.S.$20,000,000
Paribas                                           U.S.$15,000,000
Credit Lyonnais New York Branch                   U.S.$15,000,000
General Electric Capital Corporation              U.S.$15,000,000
Royal Bank of Canada                              U.S.$10,000,000


Canadian Banks                                   Canadian Commitments
--------------                                   --------------------
Bank of Montreal                                  U.S.$40,000,000
The Chase Manhattan Bank Of Canada                U.S.$5,000,000
Royal Bank of Canada                              U.S.$5,000,000